Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net income	$ 25,109	$ 36,141	$ 30,104
Cumulative translation adjustments	(4,719)	(3,276)	(1,381)
Pension and postretirement medical liability adjustments, net of tax	(370)	(5,589)	9,202
Other comprehensive (loss) income	(5,089)	(8,865)	7,821
Comprehensive income	$ 20,020	$ 27,276	$ 37,925